Exhibit 99.1

Autoliv declares dividend and holds annual general meeting

(Stockholm, Sweden, May 10, 2016) – – – Autoliv, Inc. (NYSE: ALV and SSE: ALIVsdb) provided a correction to the press release issued earlier today. A previous version of the press release stated in the heading that Autoliv increased its dividend. The third quarter dividend of 58 cents per share is the same amount as the second quarter 2016 dividend. All other information in the press release is the same and is included below.

The Board of Directors of the worldwide leader in automotive safety systems, Autoliv, Inc. (NYSE: ALV and SSE: ALIVsdb), today declared a quarterly dividend of 58 cents per share for the third quarter of 2016.

The dividend will be payable on Thursday, September 1, 2016 to Autoliv stockholders of record on the close of business on Thursday, August 18. The ex-date will be Tuesday, August 16 for holders of the common stock listed on the New York Stock Exchange (NYSE) and Wednesday, August 17 for holders of Swedish Depository Receipts (SDRs) listed on the NASDAQ OMX, Stockholm.

Annual Meeting of Stockholders

At the Company’s Annual General Meeting of Stockholders (AGM) held today, May 10, in Chicago, Illinois, sufficient votes were received to approve the following proposals:

•	The re-election of Ms. Aicha Evans, Dr. Xiaozhi Liu and Dr. Wolfgang Ziebart and Messrs. Robert A. Alspaugh, Leif Johansson, David E. Kepler, Franz-Josef Kortüm, George A. Lorch and Kazuhiko Sakamoto as directors of the Autoliv Board for a one-year term ending at the 2017 AGM;

•	Mr. Jan Carlson and Mr. James M. Ringler were not on the ballot for re-election at this meeting and will continue to serve their existing terms until the 2017 AGM, after which all directors will be elected annually for one year terms.

•	The non-binding, advisory resolution to approve the Company’s 2015 executive compensation for its named executive officers; and

•	The ratification of the appointment of Ernst & Young AB as the Company’s independent auditing firm for the fiscal year ending December 31, 2016.

Committees of the Board

Effective May 10, 2016, the Board also approved changes to the membership of its committees, which are now composed as follows:

Audit Committee: Robert W. Alspaugh (Chairman), Aicha Evans, David E. Kepler and Wolfgang Ziebart

Compensation Committee: James M. Ringler (Chairman), Aicha Evans, Leif Johansson, George A. Lorch and Xiaozhi Liu

Autoliv Inc.	Autoliv North America
World Trade Center	26545 American Drive
Klarabergsviadukten 70, section C6	Southfield, MI 48034, USA
P. O. Box 703 81, SE-107 24 Stockholm, Sweden	Phone: +1 (248) 794 4537
Phone: +46 (8) 58 72 06 27	e-mail: ray.pekar@autoliv.com
e-mail: thomas.jonsson@autoliv.com

Nominating and Corporate Governance Committee: George A. Lorch (Chairman), Leif Johansson, Franz-Josef Kortüm, Xiaozhi Liu, and James M. Ringler

Compliance Committee: Kazuhiko Sakamoto (Chairman), Robert W. Alspaugh, David E. Kepler and Wolfgang Ziebart

Lead Independent Director

Because Mr. Carlson is both an officer of the Company and the Chairman of the Board, pursuant to the Company’s Corporate Governance Guidelines, at the same Board meeting, the independent members of the Board again resolved that Mr. George A. Lorch continue to serve as the Lead Independent Director of the Board.

Inquiries:

Thomas Jönsson, Vice President Corporate Communications. Tel: +46 (8) 58 72 06 27

About Autoliv

Autoliv, Inc. is the worldwide leader in automotive safety systems and through its subsidiaries develops and manufactures automotive safety systems for all major automotive manufacturers in the world. Together with its joint ventures, Autoliv has more than 80 facilities with around 66,000 employees in 27 countries. In addition, the Company has 21 technical centers in nine countries around the world, with 20 test tracks, more than any other automotive safety supplier. Sales in 2015 amounted to about US $9.2 billion. The Company’s shares are listed on the New York Stock Exchange (NYSE: ALV) and its Swedish Depository Receipts on the OMX Nordic Exchange in Stockholm (ALIV sdb). For more information about Autoliv, please visit our company website at www.autoliv.com.

“Safe Harbor Statement”

This report contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that address activities, events or developments that Autoliv, Inc. or its management believes or anticipates may occur in the future. All forward-looking statements, including without limitation, management’s examination of historical operating trends and data, as well as estimates of future sales, operating margin, cash flow, effective tax rate or other future operating performance or financial results, are based upon our current expectations, various assumptions and data available from third parties. Our expectations and assumptions are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “may,” “likely,” “might,” “would,” “should,” “could,” or the negative of these terms and other comparable terminology, although not all forward-looking statements contain such words. Because these forward-looking statements involve risks and uncertainties, the outcome could differ materially from those set out in the forward-looking statements for a variety of reasons, including without limitation, changes in light vehicle production; fluctuation in vehicle production schedules for which the Company is a supplier, changes in and the successful execution of our capacity alignment, restructuring and cost reduction initiatives discussed herein and the market reaction thereto; changes in general industry and market conditions or regional growth decline; loss of business from increased competition; higher raw material, fuel and energy costs; changes in consumer and customer preferences for end products; customer losses; changes in regulatory conditions; customer bankruptcies, consolidations, restructurings or divestiture of customer brands; unfavorable fluctuations in currencies or interest rates among the various jurisdictions in which we operate; component shortages; market acceptance of our new products; costs or difficulties related to the integration of any new or acquired businesses and technologies; continued uncertainties in pricing negotiations with customers; successful integration of acquisitions and operations of joint ventures; our ability to be awarded new business; product liability, warranty and recall claims and investigations and other litigation and customer reactions thereto; higher expenses for our pension and other postretirement benefits, including higher funding requirements for our pension plans work stoppages or other labor issues; possible adverse results of pending or future litigation; our ability to protect our intellectual property rights or infringement claims; negative impacts of antitrust investigations or other governmental investigations and associated litigation relating to the conduct of our business; tax assessments by governmental authorities and changes in our effective tax rate; dependence on key personnel; legislative or regulatory changes impacting or limiting our business; political conditions; dependence on and relationships with customers and suppliers; and other risks and uncertainties identified under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Reports and Quarterly Reports on Forms 10-K and 10-Q and any amendments thereto. For any forward-looking statements contained in this or any other document, we claim the protection of the safe harbor for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995, and we assume no obligation to update publicly or revise any forward-looking statements in light of new information or future events, except as required by law.

Autoliv Inc.	Autoliv North America
World Trade Center	26545 American Drive
Klarabergsviadukten 70, section C6	Southfield, MI 48034, USA
P. O. Box 703 81, SE-107 24 Stockholm, Sweden	Phone: +1 (248) 794 4537
Phone: +46 (8) 58 72 06 27	e-mail: ray.pekar@autoliv.com
e-mail: thomas.jonsson@autoliv.com